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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)- October 31, 1998


                             UNITED NATIONAL BANCORP
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                   New Jersey
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                    000-16931                   22-2894827
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           (Commission File Number) (IRS Employer Identification No.)


             1130 Route 22 East, Bridgewater, New Jersey 08807-0010
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                     (Address of principal executive offices


                                 (908) 429-2200
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              (Registrant's Telephone Number, including area code)


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


Item 5.  Other Events.
United National Bancorp ("United") acquired the State Bank of South Orange ("SBSO") effective September 30, 1998. United is required to report the consolidated results of operations for the 30 day period following the acquisition to terminate the prohibition on sales or transfers by affiliates. This report on Form 8-K is designed solely to present the combined financial results for United and its subsidiaries, including SBSO, for the month ended October 31, 1998. These results are not necessarily indicative of the results which United may report for the quarter ending December 31, 1998.

The sole purpose of these financial statements is to report the combined results of operations for the one month period. They should not be relied upon for any other purpose.


                                               For the One
                                               Month Period
                                           Ended October 31, 1998
                                              (in thousands)
     (Unaudited)                           ----------------------
     Income Before Income Taxes                   $1,477
     Income Taxes                                    405
                                           ----------------------

     Net Income                                   $1,072
                                           ======================

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registration has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                                      United National Bancorp


Dated: November 18, 1998                         By:  /s/Thomas C. Gregor
                                                    ----------------------------
                                                         Thomas C. Gregor
                                                     Chairman, President and
                                                     Chief Executive Officer